UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2019

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2777 Orchard Parkway, San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

(408) 514-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.025 per share	CALX	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

EXPLANATORY NOTE: This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) amends and restates in its entirety the Current Report on Form 8-K filed by Calix, Inc. (the “Company”) on September 11, 2019 (the “Initial Filing”). Prior to the Initial Filing, the Company had previously reported in its Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 2, 2019, that Mr. Gregory Billings no longer served as an executive officer as defined under Section 240.3b-7 of the Exchange Act and therefore no longer a named executive officer after December 31, 2018. Accordingly, the Initial Filing at the time of his resignation should not have reported Mr. Billings’ departure under Item 5.02 of Form 8-K. This Amendment is being made to report Mr. Billings’ departure under Item 7.01, rather than Item 5.02, of Form 8-K.

Item 7.01 Regulation FD Disclosure

Mr. Gregory Billings resigned as Senior Vice President, Services of Calix, Inc. (the “Company”) effective September 6, 2019 (the “Separation Date”).

In connection with Mr. Billings’ resignation, the Company entered into a separation and general release agreement (the “Agreement”) with Mr. Billings pursuant to which the Company provided severance benefits consisting of: (i) a lump-sum cash payment of $95,000, less applicable taxes and other withholdings, and (ii) an extension of the post-termination exercise period for stock options previously awarded and that are vested and outstanding as of the Separation Date to allow Mr. Billings a period of twelve (12) months from the Separation Date to exercise such stock option awards. Pursuant to the Agreement, Mr. Billings agreed to a general release and other customary covenants in favor of the Company.

The foregoing description of the Agreement is not complete and is subject to and qualified in its entirety by the terms of the Agreement, a copy of which is filed as exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2019 filed on October 24, 2019 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 5, 2020	Calix, Inc.

		By:	/s/ Suzanne Tom
Suzanne Tom
SVP, General Counsel

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